Exhibit 99.2

Directors, Executive Officers and Capitalization of each Applicant

Name of Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors/Managing Members
Advantage R&D, Inc.	Common Stock	1,000	1,000

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President And Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Benmore In-Depth Corp.	Common Stock	1,000,000	1,000

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Case Services, Inc.	Common Stock	1,000	1,000

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Colombia Petroleum Services Corp.	Common Stock	1,000	1,000

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Columbia Oilfield Supply, Inc.	Common Stock	1,000	100

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Datalog Acquisition, LLC	Membership Units	Unlimited	100

E. Kyle Chapman (President)

Charles L. Miller (Vice President)

Chris L. Marshall (Vice President)

Danielle J.M. Nicholas (Vice President)

David Morris (Vice President)

Dean Bell (Vice President)

Ellen Chin (Vice President)

Etienne Roux (Vice President)

Lawrence Allen Sinor (Vice President)

Marco E. Boos (Vice President)

Mark Hopmann (Vice President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Discovery Logging, Inc.	Common Stock	20,000	2,500

E. Kyle Chapman (President and Vice President)

Danielle J.M. Nicholas (Vice President)

David Morris (Vice President)

Dean Bell (Vice President)

Ellen Chin (Vice President)

Etienne Roux (Vice President)

Lawrence Allen Sinor (Vice President)

Marco E. Boos (Vice President)

Mark Hopmann (Vice President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

					Christine M. Morrison

				Joshua S. Silverman (Assistant Treasurer)
Edinburgh Petroleum Services Americas Incorporated	Common Stock	10,000	1,000

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
eProduction Solutions, LLC	Membership Units	Unlimited	1,000

E. Kyle Chapman (President)

Chris L. Marshall (Vice President)

Danielle J.M. Nicholas (Vice President)

David Morris (Vice President)

Dean Bell (Vice President)

Ellen Chin (Vice President)

Etienne Roux (Vice President)

Marco E. Boos (Vice President)

Mark Hopmann (Vice President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President)

Oscar Rivera (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Weatherford Artificial Lift Systems, LLC
High Pressure Integrity, Inc.	Common Stock	10,000	125

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Dean Bell (Vice President)

Etienne Roux (Vice President)

Mark Hopmann (Vice President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
In-Depth Systems, Inc.	Common Stock	5,000,000	1,545,827

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
International Logging LLC	Membership Units	100	100

Charles L. Miller (President)

Danielle J.M. Nicholas (Vice President)

Dean Bell (Vice President)

E. Kyle Chapman (Vice President)

Etienne Roux (Vice President)

Mark Hopmann (Vice President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
International Logging S.A., LLC	Membership Units	Unlimited	100

Charles L. Miller (President)

Danielle J.M. Nicholas (Vice President)

Dean Bell (Vice President)

E. Kyle Chapman (Vice President)

Etienne Roux (Vice President)

Mark Hopmann (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Key International Drilling Company Limited	Common Stock	12,000	12,000

Andrew Gold (President)

Stuart Fraser (Senior Vice President)

Danielle J.M. Nicholas (Vice President)

Mark M. Rothleitner (Vice President and Treasurer)

Conyers Corporate Services (Bermuda) Limited (Secretary)

Christine M. Morrison (Assistant Secretary)

					Andrew Gold

				Joshua S. Silverman (Assistant Treasurer)
PD Holdings (USA), L.P.	Partnership Interests	N/A	N/A

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Precision Drilling GP, LLC	Membership Units	Unlimited	300	John David Reed (President) Christine M. Morrison (Vice President and Secretary) Mark M. Rothleitner (Treasurer)	Weatherford International, LLC
Precision Energy International Ltd.	Common Stock Preferred Stock	Unlimited Unlimited	1

J. David Reed (Vice President)

Pamela M. Webb (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Christine M. Morrison (Secretary)

Joshua S. Silverman (Assistant Treasurer)

					J. David Reed Pamela M. Webb
Precision Energy Services Colombia Ltd.	Common Stock	Unlimited	100

J. David Reed (Vice President)

Pamela M. Webb (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Christine M. Morrison (Secretary)

Joshua S. Silverman (Assistant Treasurer)

					J. David Reed Pamela M. Webb
Precision Energy Services ULC	Common Stock Preferred Stock	Unlimited 1,000,000	908,868,693

J. David Reed (Vice President)

Pamela M. Webb (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Christine M. Morrison (Secretary)

Joshua S. Silverman (Assistant Treasurer)

					J. David Reed Pamela M. Webb
Precision Energy Services, Inc.	Common Stock	1,100	1,010

E. Kyle Chapman (President)

Chris L. Marshall (Vice President)

Danielle J.M. Nicholas (Vice President)

David Morris (Vice President)

Dean Bell (Vice President)

Ellen Chin (Vice President)

Etienne Roux (Vice President)

Lawrence Allen Sinor (Vice President)

Marco E. Boos (Vice President)

Mark Hopmann (Vice President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President)

Steven F. Carvalho (Vice President)

William Adey (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Precision Oilfield Services, LLP	Partnership Interests	N/A	N/A

Danielle J.M. Nicholas (Vice President)

E. Kyle Chapman (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Precision Energy Services, Inc. (General Partner)
Sabre Drilling Ltd.	Common Stock	100	100

Miguel Sanchez (Vice President)

Peter A. White (Vice President)

Tan Kah Huan (Vice President)

Mohammed Dadhiwala (Vice President)

Christine M. Morrison (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Conyers Corporate Services (Bermuda) Limited (Secretary)

Joshua S. Silverman (Assistant Treasurer)

					Tan Kah Huan
Stealth Oil & Gas, Inc.	Common Stock	1,000	100

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Tooke Rockies, Inc.	Common Stock	50,000	1,960	Charles L. Miller (President) Danielle J.M. Nicholas (Vice President) Dean Bell (Vice President) E. Kyle Chapman (Vice President) Etienne Roux (Vice President) Lawrence Allen Sinor (Vice President)	Christine M. Morrison

Mark Hopmann (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

Visean Information Services Inc.	Common Stock	100,000	1,000

Danielle J.M. Nicholas (Vice President)

E. Kyle Chapman (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Visual Systems, Inc.	Common Stock	1,000	100

E. Kyle Chapman (President)

Charles L. Miller (Vice President)

Danielle J.M. Nicholas (Vice President)

Mark Hopmann (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Warrior Well Services, Inc.	Common Stock	100,000	50,000

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Weatherford (Nova Scotia) ULC	Common Stock Preferred Stock	Unlimited Unlimited	9,990 1,738

J. David Reed (Vice President)

Pamela M. Webb (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Christine M. Morrison (Secretary)

Joshua S. Silverman (Assistant Treasurer)

					J. David Reed Pamela M. Webb
Weatherford (PTWI), L.L.C.	Membership Units	Unlimited	1,000

E. Kyle Chapman (President)

Mohammed Dadhiwala (Vice President)

Steven F. Carvalho (Vice President)

Tan Kah Huan (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Weatherford Holdings (Singapore) PTE. Ltd.
Weatherford Artificial Lift Systems, LLC	Membership Units	Unlimited	100

E. Kyle Chapman (President)

Chris L. Marshall (Vice President)

Danielle J.M. Nicholas (Vice President)

David Morris (Vice President)

Dean Bell (Vice President)

Ellen Chin (Vice President)

Etienne Roux (Vice President)

Jeff J. Lembcke (Vice President)

Lawrence Allen Sinor (Vice President)

Marco E. Boos (Vice President)

Mark Hopmann (Vice President)

Marwan Sabah (Vice President)

Philip Scott (Vice President)

Robert McDonald (Vice President)

Steven F. Carvalho (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Weatherford International, LLC
Weatherford Australia Pty Limited	Ordinary Shares	1,746,760	N/A	N/A	Antonino Gullotti Robert Antonio DeGasperis
Weatherford Bermuda Holdings Ltd.	Common Stock	14,000	14,000

Stuart Fraser (Vice President)

Peter A. White (Vice President)

Tan Kah Huan (Vice President)

Mohammed Dadhiwala (Vice President)

Christine M. Morrison (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Mark Gregory (Secretary)

					Peter A. White Tan Kah Huan Mohammed Dadhiwala

				Conyers Corporate Services (Bermuda) Limited (Assistant Secretary) Joshua S. Silverman (Assistant Treasurer)
Weatherford Canada Ltd.	Common Stock Class A Preferred Stock Class B Preferred Stock	Unlimited Unlimited 1,000,000	5,927,913 3,390,000

J. David Reed (Vice President)

Pamela M. Webb (Vice President and Assistant Secretary)

Ryan Leskiw (Director Sales, Canada)

Mark M. Rothleitner (Vice President and Treasurer)

Christine M. Morrison (Secretary)

Joshua S. Silverman (Assistant Treasurer)

					J. David Reed Pamela M. Webb Shekhar Patel
Weatherford Colombia Limited	Common Stock	50,000	7,500

E. Kyle Chapman (President)

Peter A. White (Vice President)

Tan Kah Huan (Vice President)

Mohammed Dadhiwala (Vice President)

Gustavo Torres Abraham (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Weatherford DISC Inc.	Common Stock	100	100

E. Kyle Chapman (President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Weatherford Drilling International (BVI) Ltd.	Common Stock	1	1

Andrew Gold (President)

Tan Kah Huan (Senior Vice President)

Mohammed Dadhiwala (Vice President)

Mark M. Rothleitner (Controller and Assistant Secretary)

Christine M. Morrison (Secretary)

Joshua S. Silverman (Assistant Treasurer)

					Tan Kah Huan
Weatherford Drilling International Holdings (BVI) Ltd.	Common Stock	50,000	5,359.7478

Miguel Sanchez (Vice President)

Peter A. White (Vice President)

Tan Kah Huan (Vice President)

Mohammed Dadhiwala (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Peter A. White Tan Kah Huan Mohammed Dadhiwala
Weatherford Eurasia Limited	Ordinary Shares	97,650,438	N/A	N/A	Richard Strachan Neil MacLeod
Weatherford European Holdings (Luxembourg) S.à r.l.	Common Shares	1,308,755	1,308,755	N/A	Dragos Cioaca Mathias Neuenschwander Roberto Marchetti Sebastien Francois
Weatherford Global Services LLC	Membership Interest	N/A	N/A

E. Kyle Chapman (President)

Steven F. Carvalho (Vice President)

Stuart Fraser (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Weatherford Holdings (Bermuda) Ltd.	Common Stock	100	10

Stuart Fraser (Vice President)

Peter A. White (Vice President)

Tan Kah Huan (Vice President)

Mohammed Dadhiwala (Vice President)

Christine M. Morrison (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Mark Gregory (Secretary)

Conyers Corporate Services (Bermuda) Limited (Assistant Secretary)

Joshua S. Silverman (Assistant Treasurer)

					Peter A. White Tan Kah Huan Mohammed Dadhiwala
Weatherford Holdings (BVI) Ltd.	Common Stock	10,000	3,421

Tan Kah Huan (President and General Manager)

Mohammed Dadhiwala (Senior Vice President)

Mark M. Rothleitner (Vice President and Treasurer)

Christine M. Morrison (Secretary)

Joshua S. Silverman (Assistant Treasurer)

					Tan Kah Huan
Weatherford Holdings (Switzerland) GmbH	Quotas	200	200	N/A	Andrzej Puchala Mathias Neuenschwander Valentin Mueller

Weatherford International (Luxembourg) Holdings S.à r.l.	Initial Shares Class A Shares Class B Shares Class C Shares Class D Shares Class E Shares Class F Shares Class G Shares Class H Shares Class I Shares	800 58,719 58,719 58,719 58,719 58,719 58,719 58,719 58,719 58,719	800 58,719 58,719 58,719 58,719 58,719 58,719 58,719 58,719 58,719	N/A	Dragos Cioaca Mathias Neuenschwander Roberto Marchetti Sebastien Francois
Weatherford International Holding (Bermuda) Ltd.	Common Stock	100	10

Stuart Fraser (Vice President)

Peter A. White (Vice President)

Tan Kah Huan (Vice President)

Mohammed Dadhiwala (Vice President)

Christine M. Morrison (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Mark Gregory (Secretary)

Conyers Corporate Services (Bermuda) Limited (Assistant Secretary)

Joshua S. Silverman (Assistant Treasurer)

					Peter A. White Tan Kah Huan Mohammed Dadhiwala
Weatherford International Ltd.	Common Shares Preferred Shares	1,000,000,000 10,000,000	481,001,513 0

Christoph Bausch (President and Chief Financial Officer)

Stuart Fraser (Vice President and Chief Accounting Officer)

Peter A. White (Vice President)

Tan Kah Huan (Vice President)

Mohammed Dadhiwala (Vice President)

Christine M. Morrison (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Mark Gregory (Secretary)

Conyers Corporate Services (Bermuda) Limited (Assistant Secretary)

Joshua S. Silverman (Assistant Treasurer)

					Peter A. White Tan Kah Huan Mohammed Dadhiwala
Weatherford International plc	Deferred Ordinary Shares Common Stock	40,000 1,354,000,000	0 1,004,079,258

Mark A. McCollum (President and Chief Executive Officer)

Christoph Bausch (Executive Vice President and Chief Financial Officer)

Christina M. Ibrahim (Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary)

Karl Blanchard (Executive Vice President and Chief Operating Officer)

Stuart Fraser (Vice President and Chief Accounting Officer)

Karl Blanchard (Executive Vice President and Chief Operating Officer)

Frederico Justus (President, Eastern Hemisphere)

Mark D. Swift (President, Western Hemisphere)

E. Kyle Chapman (Vice President)

Ellen Chin   Vice (Vice President)

Steven F. Carvalho (Vice President)

Valentin Mueller (Vice President)

Karen David-Green (Vice President)

Mark M. Rothleitner (Vice President and Treasurer)

Christine M. Morrison (Assistant Secretary)

Joshua S. Silverman (Assistant Treasurer)

					Mohamed A. Awad Roxanne J. Decyk John D. Gass Emyr Jones Parry Francis S. Kalman David S. King William E. Macaulay Mark A. McCollum Angela A. Minas Guillermo Ortiz
Weatherford International, LLC	Membership Units	Unlimited	100

E. Kyle Chapman (President)

Chris L. Marshall (Vice President)

Danielle J.M. Nicholas (Vice President)

David Morris (Vice President)

Dean Bell (Vice President)

Ellen Chin (Vice President)

Etienne Roux (Vice President)

Jeff J. Lembcke (Vice President)

Lawrence Allen Sinor (Vice President)

Marco E. Boos (Vice President)

Mark Hopmann (Vice President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President)

Oscar Rivera (Vice President)

Philip Scott (Vice President)

Richard Warren (Vice President)

Steven F. Carvalho (Vice President)

William M. Imwalle (Vice President)

William Marchant (Vice President)

Stuart Fraser (Vice President and Chief Financial Officer)

					Weatherford U.S. Holdings, L.L.C.

				Christine M. Morrison (Vice President and Secretary) Mark M. Rothleitner (Vice President and Treasurer) Joe B. Dillard, Jr. (Manager) Joshua S. Silverman (Assistant Treasurer)
Weatherford Investment Inc.	Common Stock	5,000	1,953.09

E. Kyle Chapman (President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President and Chief Financial Officer)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Weatherford Irish Holdings Limited	Ordinary Shares	Unlimited	2	N/A	Neil Alexander Macleod
Weatherford Latin America LLC	Membership Interest	N/A	N/A

E. Kyle Chapman (President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Wesley Shields (Assistant Secretary)

Joshua S. Silverman (Assistant Treasurer)

					Weatherford South America GmbH
Weatherford Management Company Switzerland Sàrl	Quotas	200	200

E. Kyle Chapman (President)

Christina M. Ibrahim (Executive Vice President, General Counsel and Secretary)

Karen David-Green (Vice President)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Andrzej Puchala Mathias Neuenschwander Steven F. Carvalho Valentin Mueller
Weatherford Management, LLC	Membership Units	Unlimited	100

E. Kyle Chapman (President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Weatherford International, LLC
Weatherford Netherlands B.V.	Registered Shares	900	N/A	N/A	August Willem Versteeg Marcus Johannes van Dijk
Weatherford Norge AS	Registered Shares	3,385	N/A	N/A	Geir Egil Moller Olsen Arve Eide Haraldsen Hege Juul Bruheim Aadne Aasheim Andersen Bernt Tore Lilleeng Tore Simonsen Espen Sirevag Stig Magne Eik Terje Nysted
Weatherford Oil Tool Middle East Limited	Common Stock	50,000	10,000

Tan Kah Huan (President)

Mohammed Dadhiwala (Senior Vice President)

Tony Azizi (Vice President)

Torman Limited (Secretary)

Christine M. Morrison (Assistant Secretary)

Mark M. Rothleitner (Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Tan Kah Huan Tony Azizi Mohammed Dadhiwala
Weatherford Pangaea Holdings Ltd.	Common Stock	100	100

Miguel Sanchez (Vice President)

Peter A. White (Vice President)

Tan Kah Huan (Vice President)

Mohammed Dadhiwala (Vice President)

Christine M. Morrison (Vice President and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Mark Gregory (Secretary)

Conyers Corporate Services (Bermuda) Limited (Secretary)

Joshua S. Silverman (Assistant Treasurer)

					Tan Kah Huan
Weatherford Products GmbH	Quotas	100	100	N/A	Andrzej Puchala Mathias Neuenschwander Steven F. Carvalho
Weatherford Services S. de R.L.	Quotas	50,000	50,000	Christine M. Morrison Mohammed Dadhiwala Steven F. Carvalho Tan Kah Huan	Weatherford Worldwide Holding GmbH & Weatherford Services, Ltd.

Weatherford Services, Ltd.	Common Stock Preferred Stock	1,012,000 5,000	12,000 5,000

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Frederico Justus (Vice President)

Timothy J. Bryant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

Conyers Corporate Services (Bermuda) Limited (Resident Representative and Assistant Secretary)

					Mohammed Dadhiwala Timothy J. Bryant
Weatherford Switzerland Trading and Development GmbH	Quotas	20	20	Mark M. Rothleitner (Vice President and Treasurer) Joshua S. Silverman (Assistant Treasurer)	Andrzej Puchala Mathias Neuenschwander Steven F. Carvalho
Weatherford Technology Holdings, LLC	Membership Units	Unlimited	100

E. Kyle Chapman (President)

Steven F. Carvalho (Vice President)

William M. Imwalle (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Weatherford U.K. Limited	Ordinary Shares Preference Shares	1,000 6,154,000	N/A	N/A	Richard Strachan Alexander Olsson
Weatherford U.S., L.P.	Class A Units Class B Units	10 100,000	1

E. Kyle Chapman (President)

Charles L. Miller (Vice President)

Chris L. Marshall (Vice President)

Danielle J.M. Nicholas (Vice President)

David Morris (Vice President)

Dean Bell (Vice President)

Ellen Chin (Vice President)

Etienne Roux (Vice President)

Jeff J. Lembcke (Vice President)

Lawrence Allen Sinor (Vice President)

Marco E. Boos (Vice President)

Mark Hopmann (Vice President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President)

Oscar Rivera (Vice President)

Philip Scott (Vice President)

Richard Warren (Vice President)

Steven F. Carvalho (Vice President)

William M. Imwalle (Vice President)

William Marchant (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joe B. Dillard, Jr. (Manager)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Weatherford URS Holdings, LLC	Membership Units	Unlimited	10

E. Kyle Chapman (President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
Weatherford Worldwide Holdings GmbH	Quotas	21	21	Mark M. Rothleitner (Vice President and Treasurer) Joshua S. Silverman (Assistant Treasurer)	Philipp Andermatt Mathias Neuenschwander Steven F. Carvalho Valentin Mueller
Weatherford/Lamb, Inc.	Common Stock	200,000	184,522

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

William M. Imwalle (Vice President)

Christine M. Morrison (Vice President, Secretary and Assistant Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
WEUS Holding, LLC	Membership Units	Unlimited	100

E. Kyle Chapman (President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Weatherford International, LLC

WIHBV LLC	Membership Interests	N/A	N/A

E. Kyle Chapman (President)

Maximiliano Alberto Kricorian Sanchez Moreno (Vice President and Chief Financial Officer)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Christine M. Morrison
WOFS Assurance Limited	Common Stock	12,000,000	12,000,000

Neil Alexander MacLeod (President)

Stuart Fraser (Chief Financial Officer)

Javier B Garcia (Vice President)

Mohammed Dadhiwala (Vice President)

Tan Kah Huan (Vice President)

Conyers Corporate Services (Bermuda) Limited (Secretary)

Christine M. Morrison (Assistant Secretary)

Mark M. Rothleitner (Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					Mark M. Rothleitner Neil Alexander MacLeod Javier B Garcia Sophia Greaves William Cooper (Alternate Director)
WOFS International Finance GmbH	Quotas	200	200	N/A	Andrzej Puchala Mathias Neuenschwander Steven F. Carvalho
WOFS Swiss Finance GmbH	Class A Quotas Class B Quotas	298 287	298 287	N/A	Arjana Cabariu-Truong Philipp Andermatt
WUS Holding, L.L.C.	Membership Interests	100	100

E. Kyle Chapman (President)

Danielle J.M. Nicholas (Vice President)

Steven F. Carvalho (Vice President)

Christine M. Morrison (Vice President and Secretary)

Mark M. Rothleitner (Vice President and Treasurer)

Joshua S. Silverman (Assistant Treasurer)

					WEUS Holding, LLC